Exhibit 99.1
Lucid Announces First Quarter 2026 Financial Results
Financial Highlights
•Produced 5,500 vehicles, up 149% from the first quarter of 2025
•Delivered 3,093 vehicles in Q1 2026, with January and March deliveries each ahead of prior-year periods; February delivery timing was affected by a supplier issue resolved during the quarter. Total order intake in North America rose 144% in March 2026 from the prior month
•Generated Q1 2026 revenue of $282.5 million, up 20% compared to Q1 2025
•On April 14, announced a total capital raise of approximately $1.05 billion, including:
◦$550 million in convertible preferred stock issued to Ayar Third Investment Company, an affiliate of the Public Investment Fund (PIF),
◦$300 million in gross proceeds from a registered offering of common stock, and
◦$200 million in equity investment of common stock from Uber, increasing Uber’s total investment in Lucid to $500 million.
•Increased the Delayed Draw Term Loan (DDTL) provided by PIF by $500 million, drawing $500 million in cash in April while retaining approximately $2.0 billion in remaining undrawn capacity
•Ended the quarter with approximately $3.2 billion in liquidity. On a pro forma basis, after the capital raise and the increased DDTL, Lucid’s total liquidity at quarter-end amounts to approximately $4.7 billion
Operational Highlights
•On April 14, announced global industrial leader Silvio Napoli as Lucid’s next CEO, with Interim CEO Marc Winterhoff continuing with Lucid in his former position as COO upon Napoli assuming the CEO role
•On April 14, expanded Lucid’s robotaxi partnership with Uber to a total of at least 35,000 vehicles, including Lucid Gravity and Lucid Midsize vehicles. Achieved other milestones in the partnership with Uber and Nuro:
◦Completed delivery of all Lucid Gravity robotaxi alpha test vehicles during the quarter
◦Employees at partner companies commenced taking test rides utilizing the Uber app
◦Nuro secured its California DMV permit for driverless testing in April, paving the way for the opening of driverless robotaxi operations to the public later this year
◦Continued on-road testing in preparation for commercial launch of robotaxi service later this year
•Announced Lucid’s first-ever authorized retail and service partner in Europe, diversifying the company’s revenue base through a cost-efficient approach
•In April, Lucid Gravity SUV was named 2026 World Luxury Car of the Year
NEWARK, Calif. — May 5, 2026 — Lucid Group, Inc. (NASDAQ: LCID), maker of the world’s most advanced software-defined vehicles and technologies, today announced financial results for its first quarter ended March 31, 2026. The earnings presentation is available on its investor relations website (https://ir.lucidmotors.com).
The Company produced 5,500 vehicles and delivered 3,093 vehicles in the first quarter of 2026. During the quarter, a seat supplier issue was identified that significantly affected Lucid Gravity deliveries in February. We addressed these issues and sales performance in March increased by 14% compared to March 2025. Lucid is taking further steps to align production with anticipated deliveries and customer demand.
Lucid reported first quarter revenue of $282.5 million and ended the quarter with approximately $3.2 billion in total liquidity. On a pro forma basis for the April capital raise and expanded DDTL, total liquidity at quarter-end would have been approximately $4.7 billion.

“First quarter results demonstrated the strength of our technology and product portfolio. A supplier issue resolved during the quarter had an impact, but January and March deliveries were ahead of the same periods in the prior year,” said Marc Winterhoff, Interim Chief Executive Officer at Lucid. “We expanded strategic partnerships, including with Uber, and continued to advance our autonomy roadmap. We are executing with focus across operations, aligning production and delivery with customer demand. With the announcement of Silvio Napoli as our next Chief Executive Officer, we are entering Lucid's next growth phase with a clear mandate: to accelerate toward financial self-sufficiency while delivering industry-leading innovation and customer experience.”
“We strengthened our balance sheet with over $1 billion in new capital and expanded strategic partnerships that enhance long-term revenue visibility” said Taoufiq Boussaid, Chief Financial Officer at Lucid. “We ended the quarter with elevated inventory that we expect to convert to revenue and cash as deliveries normalize, while maintaining alignment between production and sales cadence. Our focus is on disciplined execution — driving structural cost improvements, managing capital efficiently, and improving operating leverage as we scale. These actions build the foundation for profitable growth as we scale production, expand our customer base, and capture the commercial opportunity ahead.”
Lucid will host a conference call for analysts and investors at 2:30 P.M. PT / 5:30 P.M. ET on May 5, 2026. The live webcast of the conference call will be available on the Investor Relations website at ir.lucidmotors.com. Following the completion of the call, a replay will be available on the same website. Lucid uses its ir.lucidmotors.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
About Lucid Group
Lucid Group, Inc. (NASDAQ: LCID) is a technology company creating exceptional mobility experiences through innovation to drive the world forward. Built on Lucid’s proprietary technology and software defined vehicle architectures, the company’s lineup of award-winning vehicles brings Lucid’s “Compromise Nothing™” approach to premium segments of the global automotive market. Lucid designs and engineers its products in-house and assembles at its vertically integrated facilities in Arizona and Saudi Arabia, enabling continuous innovation across vehicles, software, and advanced driver assistance and autonomy-ready capabilities.
Investor Relations Contact
investor@lucidmotors.com
Media Contact
media@lucidmotors.com
Trademarks
This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.

Forward-Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “scheduled,” “aiming,” “targeting” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding results of operations, financial outlook and condition, guidance, liquidity, capital expenditures, prospects, growth, production volumes, strategies, management, and the markets in which Lucid operates, including expectations of financial and operational metrics, projections of market opportunity, market share and product sales, plans and expectations related to commercial product launches and future programs, initiatives and products, including the Midsize program, plans and expectations on vehicle production and delivery timing and volumes, expectations regarding market opportunities and demand for Lucid’s products, the range, features, specifications, performance, production and delivery of Lucid’s vehicles and potential impact on markets, plans and expectations regarding further monetization opportunities, plans and expectations regarding Lucid’s software, technology features and capabilities, including with respect to battery and powertrain systems, plans and expectations regarding Lucid’s systems approach to the design of the vehicles, estimate of Lucid’s technology lead over competitors, estimate of the length of time Lucid’s existing cash, cash equivalents and investments will be sufficient to fund planned operations, plans and expectations regarding Lucid’s liquidity runway, future capital raises and funding strategy, plans and expectations regarding future manufacturing capabilities and facilities, logistics and supply chain, studio and service center openings, sales channels and strategies, test drive, ability to mitigate supply chain and logistics risks, plans and expectations regarding expansion and construction of Lucid’s AMP-1 and AMP-2 manufacturing facilities and capabilities, including potential benefits, ability to vertically integrate production processes, future market launches and international expansion, Lucid’s ability to grow its brand awareness, plans and expectations regarding management transitions, the potential success of Lucid’s distribution strategy and future vehicle programs, potential automotive and strategic partnerships and their anticipated benefits, plans and expectations regarding Lucid’s ADAS/AD roadmap and robotaxi program, expectations on the technology licensing landscape, expectations on the regulatory and political environment, and the promise of Lucid’s technology. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, economic, market, financial, political, regulatory and legal conditions, including uncertainties and changes of policies, imposition or proposed imposition of tariffs, export controls, threat of a trade war, the risk of a global economic recession or other downturn, bank closures and liquidity concerns at financial institutions, and global or regional conflicts or other geopolitical events, including the military operations in the Gulf region and the Middle East, and the potential escalation and the broadening of the conflict in Iran; risks related to changes in overall demand for Lucid’s products and services and cancellation of orders for Lucid’s vehicles; risks related to prices and availability of commodities and materials, including rare earth materials and semiconductors and their related products, Lucid’s supply chain, logistics, inventory management and quality control, and Lucid’s ability to complete the tooling of its manufacturing facilities over time and scale production of Lucid’s vehicles; risks related to the uncertainty of Lucid’s projected financial and operational information; risks related to the timing of expected business milestones and commercial product launches; risks related to the construction and expansion of Lucid’s manufacturing facilities and the increase of Lucid’s production capacity; Lucid’s ability to manage expenses and control costs; risks related to future market adoption of Lucid’s offerings; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s business; changes in regulatory requirements, policies, and governmental incentives; changes in fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers, including its ability to realize the anticipated benefits of its partnerships with Aston Martin, Uber, Nuro and NVIDIA; risks related to potential vehicle recalls; Lucid’s ability to establish and expand its brand, and capture additional market share, and the risks associated with negative press or reputational harm; Lucid’s ability to effectively manage its growth and recruit and retain key employees, including its executive team; Lucid’s ongoing need to attract, retain, and motivate key employees, including engineering and management employees, as Lucid has undertaken multiple significant management changes in the past; risks related to Lucid’s outstanding redeemable convertible preferred stock and convertible senior notes; availability, reduction or elimination of, and Lucid’s ability to obtain and effectively utilize, zero emission vehicle credits, tax incentives, and other governmental and regulatory programs and incentives; Lucid’s ability to conduct equity, equity-linked or debt financings in the future; Lucid’s ability to pay interest and principal on its indebtedness; future changes to vehicle specifications which may impact performance, features, pricing and other expectations; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed under the cautionary language and the Risk Factors in Lucid’s Annual Report on Form 10-K for the year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks or uncertainties materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures and Key Business Metrics
Condensed consolidated financial information has been presented in accordance with US GAAP (“GAAP”) as well as on a non-GAAP basis to supplement Lucid’s condensed consolidated financial results. Lucid’s non-GAAP financial measures include Adjusted EBITDA, adjusted net loss attributable to common stockholders, adjusted net loss per share attributable to common stockholders, and free cash flow, which are discussed below.
Adjusted EBITDA is defined as net loss attributable to common stockholders before (1) interest expense, (2) interest income, (3) provision for (benefit from) income taxes, (4) depreciation and amortization, (5) stock-based compensation, (6) workforce reduction charges, (7) change in fair value of common stock warrant liability, (8) change in fair value of equity securities of a related party, (9) change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party), and (10) accretion of redeemable convertible preferred stock (related party). Lucid believes that Adjusted EBITDA provides useful information to Lucid’s management and investors about Lucid’s financial performance.
Adjusted net loss attributable to common stockholders is defined as net loss attributable to common stockholders excluding (1) stock-based compensation, (2) workforce reduction charges, (3) change in fair value of common stock warrant liability, (4) change in fair value of equity securities of a related party, (5) change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party), and (6) accretion of redeemable convertible preferred stock (related party).
Lucid defines and calculates adjusted net loss per share attributable to common stockholders as adjusted net loss attributable to common stockholders divided by weighted-average shares outstanding attributable to common stockholders.
Lucid believes that adjusted net loss attributable to common stockholders and adjusted net loss per share attributable to common stockholders financial measures provide investors with useful information to evaluate the performance of its business excluding items not reflecting ongoing operating activities.
Free cash flow is defined as net cash used in operating activities less capital expenditures. Lucid believes that free cash flow provides useful information to Lucid’s management and investors about the amount of cash generated by the business after necessary capital expenditures.
These non-GAAP financial measures facilitate management’s internal comparisons to Lucid’s historical performance. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting, and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to Lucid’s investors regarding measures of its financial condition and results of operations that Lucid uses to run the business and therefore allows investors to better understand Lucid’s performance. However, these non-GAAP financial and key performance measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of Lucid’s results as reported under GAAP.
Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding Lucid’s operating performance. In addition, other companies, including companies in Lucid’s industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Lucid’s non-GAAP financial measures and key performance measures as tools for comparison. A reconciliation between GAAP and non-GAAP financial information is presented below.

LUCID GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share and per share data)

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$700,356	$997,827
Short-term investments (including nil and $50,000 associated with a related party as of March 31, 2026 and December 31, 2025, respectively)	—	631,093
Accounts receivable, net (including $95,278 and $120,540 from a related party as of March 31, 2026 and December 31, 2025, respectively)	131,244	177,162
Inventory	1,468,853	1,109,529
Prepaid expenses	63,880	59,606
Other current assets	392,336	324,434
Total current assets	2,756,669	3,299,651
Property, plant and equipment, net	4,028,772	3,978,132
Right-of-use assets	258,414	241,974
Long-term investments (including $13,615 and $24,259 associated with a related party as of March 31, 2026 and December 31, 2025, respectively)	13,615	512,241
Other noncurrent assets	425,698	354,983
TOTAL ASSETS	$7,483,168	$8,386,981

LIABILITIES
Current liabilities:
Accounts payable (including $20,127 and nil associated with a related party as of March 31, 2026 and December 31, 2025, respectively)	$484,853	$487,521
Finance lease liabilities, current portion	5,029	84,222
Current portion of debt ($503,530 and $467,963 associated with related party as of March 31, 2026 and December 31, 2025, respectively)	707,449	671,746
Other current liabilities (including $69,859 and $81,580 associated with related parties as of March 31, 2026 and December 31, 2025, respectively)	1,496,972	1,392,641
Total current liabilities	2,694,303	2,636,130
Finance lease liabilities, net of current portion	103,833	104,559
Debt, net of current portion	2,047,844	2,046,576
Other long-term liabilities (including $123,350 and $123,198 associated with related parties as of March 31, 2026 and December 31, 2025, respectively)	590,277	582,739
Derivative liabilities associated with redeemable convertible preferred stock (related party)	8,825	16,200
Total liabilities	5,445,082	5,386,204

REDEEMABLE CONVERTIBLE PREFERRED STOCK
Preferred stock 10,000,000 shares authorized as of March 31, 2026 and December 31, 2025, Series A redeemable convertible preferred stock, par value $0.0001; 100,000 shares issued and outstanding as of March 31, 2026 and December 31, 2025; liquidation preference of $1,408,003 and $1,350,441 as of March 31, 2026 and December 31, 2025, respectively (related party)	1,402,103	1,339,641
Preferred stock 10,000,000 shares authorized as of March 31, 2026 and December 31, 2025, Series B redeemable convertible preferred stock, par value $0.0001; 75,000 shares issued and outstanding as of March 31, 2026 and December 31, 2025; liquidation preference of $990,274 and $949,249 as of March 31, 2026 and December 31, 2025, respectively (related party)	987,349	943,849
Total redeemable convertible preferred stock	2,389,452	2,283,490

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock, par value $0.0001; 1,500,000,000 shares authorized as of March 31, 2026 and December 31, 2025; 330,230,365 and 327,451,844 shares issued and 330,144,583 and 327,366,062 shares outstanding as of March 31, 2026 and December 31, 2025, respectively	33	33
Additional paid-in capital	16,304,893	16,337,023
Treasury stock, at cost, 85,782 shares at March 31, 2026 and December 31, 2025	(20,716)	(20,716)
Accumulated other comprehensive income	3,513	11,692
Accumulated deficit	(16,639,089)	(15,610,745)
Total stockholders’ equity (deficit)	(351,366)	717,287
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	$7,483,168	$8,386,981

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2026	2025
Revenue (including $38,370 and $5,096 from a related party for the three months ended March 31, 2026 and 2025, respectively)	$282,465	$235,048

Costs and expenses
Cost of revenue	594,170	463,560
Research and development	335,670	251,246
Selling, general and administrative	304,176	212,175
Workforce reduction charges	37,934	—
Total cost and expenses	1,271,950	926,981

Loss from operations	(989,485)	(691,933)

Other income (expense), net
Change in fair value of common stock warrant liability	—	12,861
Change in fair value of equity securities of a related party	(10,221)	(13,453)
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	7,375	281,700
Interest income	13,104	52,209
Interest expense (including $11,309 and $3,700 to a related party for the three months ended March 31, 2026 and 2025, respectively)	(41,073)	(11,883)
Other income (expense), net	(7,867)	2,965
Total other income (expense), net	(38,682)	324,399
Loss before provision for (benefit from) income taxes	(1,028,167)	(367,534)
Provision for (benefit from) income taxes	177	(1,363)
Net loss	(1,028,344)	(366,171)
Accretion of redeemable convertible preferred stock (related party)	(105,962)	(364,925)
Net loss attributable to common stockholders, basic and diluted	$(1,134,306)	$(731,096)

Weighted-average shares outstanding attributable to common stockholders, basic and diluted(1)	328,285,861	303,631,731

Net loss per share attributable to common stockholders, basic and diluted(1)	$(3.46)	$(2.41)

Other comprehensive income (loss)
Net unrealized gains (losses) on investments, net of tax	$(1,385)	$3,552
Reclassification adjustment for realized gains on investments included in net loss	(5,702)	—
Foreign currency translation adjustments	(1,092)	3,897
Total other comprehensive income (loss)	(8,179)	7,449
Comprehensive loss	(1,036,523)	(358,722)
Accretion of redeemable convertible preferred stock (related party)	(105,962)	(364,925)
Comprehensive loss attributable to common stockholders	$(1,142,485)	$(723,647)

(1) The weighted-average shares outstanding attributable to common stockholders and net loss per share attributable to common stockholders have been adjusted for the prior periods presented to reflect the one-for-ten (1:10) reverse stock split effected on August 29, 2025.

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net loss	$(1,028,344)	$(366,171)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	116,412	97,959
Amortization of insurance premium	9,296	8,914
Non-cash operating lease cost	15,162	8,551
Stock-based compensation	61,030	27,515
Inventory and firm purchase commitments write-downs	228,317	147,918
Change in fair value of common stock warrant liability	—	(12,861)
Change in fair value of equity securities of a related party	10,221	13,453
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(7,375)	(281,700)
Net accretion of investment discounts/premiums	(941)	(13,480)
Other non-cash items	(2,805)	2,718
Changes in operating assets and liabilities:
Accounts receivable (including $25,262 and $4,116 from a related party for the three months ended March 31, 2026 and 2025, respectively)	44,835	21,781
Inventory	(576,397)	(206,470)
Prepaid expenses	(12,099)	(7,423)
Other assets	(127,445)	(612)
Accounts payable	(11,112)	(377)
Other liabilities	95,586	131,672
Net cash used in operating activities	(1,185,659)	(428,613)
Cash flows from investing activities:
Purchases of property, plant and equipment (including $(47,134) and $(41,993) from a related party for the three months ended March 31, 2026 and 2025, respectively)	(253,167)	(161,241)
Proceeds from maturities of investments (including $50,000 and nil from a related party for the three months ended March 31, 2026 and 2025, respectively)	177,228	1,062,291
Proceeds from sale of investments	951,125	—
Purchases of investments (including nil and $(30,000) from a related party for the three months ended March 31, 2026 and 2025, respectively)	—	(287,029)
Net cash provided by investing activities	875,186	614,021
Cash flows from financing activities:
Proceeds from borrowings from a related party	35,994	66,656
Proceeds from exercise of stock options	2,768	413
Tax withholding payments for net settlement of employee awards	(1,105)	(3,277)
Payment for finance lease liabilities	(1,212)	(554)
Payment for credit facility issuance costs to a related party	—	(507)
Payments of transaction costs for the issuance of 2031 Notes	(1,165)	—
Net cash provided by financing activities	35,280	62,731
Net increase (decrease) in cash, cash equivalents, and restricted cash	(275,193)	248,139
Beginning cash, cash equivalents, and restricted cash	1,040,913	1,607,052
Ending cash, cash equivalents, and restricted cash	$765,720	$1,855,191

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
(in thousands, except share and per share data)
Adjusted EBITDA

	Three Months Ended March 31,
	2026	2025
Net loss attributable to common stockholders, basic and diluted (GAAP)	$(1,134,306)	$(731,096)
Interest expense	41,073	11,883
Interest income	(13,104)	(52,209)
Provision for (benefit from) income taxes	177	(1,363)
Depreciation and amortization	116,412	97,959
Stock-based compensation	62,389	27,515
Workforce reduction charges	37,934	—
Change in fair value of common stock warrant liability	—	(12,861)
Change in fair value of equity securities of a related party	10,221	13,453
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(7,375)	(281,700)
Accretion of redeemable convertible preferred stock (related party)	105,962	364,925
Adjusted EBITDA (non-GAAP)	$(780,617)	$(563,494)
Adjusted Net Loss Attributable to Common Stockholders

	Three Months Ended March 31,
	2026	2025
Net loss attributable to common stockholders, basic and diluted (GAAP)	$(1,134,306)	$(731,096)
Stock-based compensation	62,389	27,515
Workforce reduction charges	37,934	—
Change in fair value of common stock warrant liability	—	(12,861)
Change in fair value of equity securities of a related party	10,221	13,453
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(7,375)	(281,700)
Accretion of redeemable convertible preferred stock (related party)	105,962	364,925
Adjusted net loss attributable to common stockholders, basic and diluted (non-GAAP)	$(925,175)	$(619,764)
Adjusted Net Loss Per Share Attributable to Common Stockholders(1)

	Three Months Ended March 31,
	2026	2025
Net loss per share attributable to common stockholders, basic and diluted (GAAP)	$(3.46)	$(2.41)
Stock-based compensation	0.19	0.10
Workforce reduction charges	0.12	—
Change in fair value of common stock warrant liability	—	(0.04)
Change in fair value of equity securities of a related party	0.03	0.04
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(0.02)	(0.93)
Accretion of redeemable convertible preferred stock (related party)	0.32	1.20
Adjusted net loss per share attributable to common stockholders, basic and diluted (non-GAAP)	$(2.82)	$(2.04)

Weighted-average shares outstanding attributable to common stockholders, basic and diluted	328,285,861	303,631,731

(1) The weighted-average shares outstanding attributable to common stockholders, net loss per share attributable to common stockholders and adjusted net loss per share attributable to common stockholders have been adjusted for the prior periods presented to reflect the one-for-ten (1:10) reverse stock split effected on August 29, 2025.

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES - continued
(Unaudited)
(in thousands)

Free Cash Flow

	Three Months Ended March 31,
	2026	2025
Net cash used in operating activities (GAAP)	$(1,185,659)	$(428,613)
Capital expenditures	(253,167)	(161,241)
Free cash flow (non-GAAP)	$(1,438,826)	$(589,854)